UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported): September 18, 2002

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	0-18225	77-0059951

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer identification No.)

170 West Tasman Drive, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 526-4000

No Change

(Former name or former address, if changed since last report.)

Items 1 through 4: Not Applicable.

Item 5: Other Events.

On September 18, 2002, Cisco Systems, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the Commission’s Order dated June 27, 2002 (File No. 4-460).

Item 6: Not Applicable.

Item 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements. None.

(b)	Pro Forma Financial Information. None.

(c)	Exhibits.

            The following documents are filed as Exhibits to this Report:

99.1 Statement Under Oath Of Principal Executive Officer, Dated September 18, 2002, Regarding Facts And Circumstances Relating To Exchange Act Filings.

99.2 Statement Under Oath Of Principal Financial Officer, Dated September 18, 2002, Regarding Facts And Circumstances Relating To Exchange Act Filings.

Item 8: Not Applicable.

Item 9: Not Applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

By:	/s/ Larry R. Carter
Name:	Larry R. Carter
Title:	Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary
Date:	September 18, 2002

EXHIBIT INDEX

Exhibit No.
Under Reg.
S-K, Item 601	Description

99.1	Statement Under Oath Of Principal Executive Officer, Dated September 18, 2002, Regarding Facts And Circumstances Relating To Exchange Act Filings.

99.2	Statement Under Oath Of Principal Financial Officer, Dated September 18, 2002, Regarding Facts And Circumstances Relating To Exchange Act Filings.